Exhibit 99.2


R I
Left
Right
Vital
L4
L5
Vital
6.5 mm
45 mm
Vital
6.5 mm
45 mm
Vital
6.5 mm
45 mm
tom screw

BUILDING FOR THE FUTURE:

ENOVIS' BINDING OFFER TO ACQUIRE eCENTIAL ROBOTICS

September 1, 2026

enovis

Creating Better Together™

Forward-looking Statements

This presentation includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis' planned acquisition of eCential Robotics and the expected timeline for completing the acquisition, the growth potential of eCential Robotics' surgical robotics platform combined with the Company's ARVIS® Augmented Reality System, planned funding for the acquisition, the financial and operational impact of the acquisition, including the anticipated impact on adjusted EBITDA margins, plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis' current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis' results to differ materially from current expectations include, but are not limited to, (i) risks related to the satisfaction of the conditions to closing the proposed transaction, including the receipt of necessary regulatory approvals; (ii) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (iii) the risk that the businesses will not be integrated successfully; (iv) risks relating to changing demand for Enovis' products; (v) risks related to the future development, regulatory clearance, commercialization and market adoption of eCential Robotics' robotic surgical solutions; (vi) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies; (vii) risks related to the proposed transaction diverting management's attention from Enovis' ongoing business operations; (viii) negative effects of this announcement or the consummation of the proposed transaction on the market price of Enovis' common stock and/or Enovis' operating results; and (ix) and the other factors detailed in Enovis' reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including its most recent Annual Report on Form 10-K under the caption "Risk Factors," as well as the other risks discussed in Enovis' filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This presentation speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Non-GAAP Financial Information

Enovis has provided in this presentation certain financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America ("non-GAAP"). These non-GAAP financial measures include Adjusted EBITDA margin, free cash flow and free cash flow conversion. Adjusted EBITDA margin is derived from Adjusted net income and Adjusted EBITDA. Adjusted net income excludes net income attributable to noncontrolling interest from continuing operations, net of taxes; the effect of Loss from discontinued operations, net of taxes; restructuring charges; Medical Device Regulation ("MDR") fees and other costs; strategic transaction costs; stock-based compensation; acquisition-related intangible asset amortization; strategic purchase of economic interest on future royalty payments; and property plant and equipment step-up depreciation; goodwill impairment charges; non-cash Other (income) expense, net; and include the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Adjusted EBITDA represents Adjusted net income excluding all Other (income) expense, net; interest, taxes, and depreciation and other amortization. Enovis presents Adjusted EBITDA margin, which is subject to the same adjustments as Adjusted EBITDA. Free cash flow represents cash flow from operating activities less purchases of property, plant and equipment net of proceeds from sale of certain properties. Free cash flow conversion represents free cash flow divided by adjusted net income. These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. Enovis does not provide reconciliations of adjusted EBITDA margin, free cash flow or free cash flow conversion on a forward-looking basis to the closest GAAP financial measure, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Enovis invests in innovation with binding offer to acquire eCential Robotics

Acquiring a leader in surgical robotics with a proven track record of developing commercially successful robotics platforms.

- Enhances our existing Enabling Technology portfolio with proven, market-tested capabilities and world class expertise in surgical automation and next-generation robotics.
- Extends the ASTRA Enabling Technology ecosystem with clinically differentiated capabilities across ASTRA Portal, ASTRA Arvis, and now robotics.
- Pre-existing strategic partnership validates technical capabilities, cultural alignment and commitment to a multi-year shared innovation roadmap.
- €155m upfront enterprise value, which corresponds to €176m cash consideration paid to eCential Robotics shareholders at closing, and contingent milestone payments of up to €35m.
- Transaction is expected to close by year-end 2026, subject to regulatory approvals.

ecential robotics


op.1
by ecential robotics

Continuing our commitment as an orthopedic innovator, increasing investments in Enabling Technology to accelerate above market growth.

Strategically entering the next phase of our Enabling Technology journey

Assembling the Foundation

2021-2024

Focused on building a modular and flexible infrastructure to support true innovation

- Three acquisitions starting in 2022
- Team of specialist engineers focused on Enabling Technology, including in Austin and Brisbane
- Unified, scalable tech infrastructure to enable future technologies
- Strong ROI and measured approach to building competency and conviction

Scaling ASTRA Arvis into Commercialization

2025 – 2026+

Meaningfully launching Augmented Reality into Ortho

- Scaling ASTRA Arvis with full launch in mid-2026 with primary focus on shoulders
- Capital light, flexible model providing differentiated user experience and value

Partnership Begins with eCential Robotics

- Existing collaboration on knee and shoulder robotics with demonstrated prototype feasibility
- Validated strategic, cultural and technical fit

Moving into Next Generation Robotics

2027-2029

Differentiated platform centered on a unified surgeon experience

- UI, surgical technique, planning, consistent across technologies & operating setting
- Multi anatomy robot with 7 degrees of freedom

eCential will serve as a Robotics Center of Excellence from Grenoble, France

- Focused on advanced robot control, real-time tracking and computation, AI and mathematical algorithms, surgical workflows, mechanical design, electrical engineering and mechatronics

eCential Robotics unlocks a new horizon for ASTRA Enabling Technology.

eCential Robotics at-a-glance

ecential robotics

15+
Years of experience

Extensive experience in Enabling Technology development, including deep robotics expertise backed by a broad IP portfolio.

50+
Employees

Specialized team of over 50 employees, including engineers and experts in digital surgery and robotics concentrated in Grenoble, France, a medical technology hub.

3
Robotic platforms developed globally

Developed, partnered, and facilitated the launch of three cleared robotic platforms across orthopedics and spine.

Highly experienced team of experts enhances our Enabling Tech platform and robotics innovation pipeline.

eCential Robotics key features

- 7 degrees of Freedom Robotic Arm
- Extensible across anatomies
- Exchangeable active end-effectors
- Full-stack robotic software control
- Cutting boundary control
- Active motion compensation
- Automatic registration*
- Imageless and image-based workflows*
- Optionality for additional future capabilities and form factors



*Features under development

A proven, extensible robotics platform that positions Enovis for the next era of orthopedic innovation.

Advancing our Enabling Technology ecosystem

THE ASTRA ECOSYSTEM

A unified tech-enabled surgical platform designed to:

- Optimize surgical workflows
- Unlock economic value
- Enable new levels of clinical outcomes

ASTRA ARVIS

Scalable, capital-efficient access

- Real-time surgical guidance in a streamlined and cost-efficient manner

eCENTIAL ROBOTICS

Differentiated surgical benefits

- High-value platform delivering automation, precision, and reproducibility

Unified Navigation Core

Shared technology powering both Arvis and robotics

Camera Tracking + Nav Codebase + Workflow + UI / UX

ASTRA PORTAL

Planning and Analytics

eCential Robotics complements our ASTRA ecosystem, enabling a cohesive surgeon experience across platforms.

Accelerates Enabling Technology innovation roadmap

Wave 1

Expanding ASTRA Ecosystem

Steady cadence of ASTRA ecosystem launches and ramping ASTRA Arvis install base globally.

H2 2026 ASTRA Arvis
➔ Full US commercial release for shoulder

H1 2027 ASTRA Arvis
➔ International launch

H2 2027 ASTRA Portal
➔ Full shoulder implant portfolio compatibility
➔ Revision shoulder

2028 ASTRA Arvis
➔ Full shoulder implant portfolio compatibility

Wave 2

Robotics Launch

Launch differentiated robotics platform that amplifies the value of our digital ecosystem.

Late 2028 Knee Robot Application
➔ US limited market release

2029 Shoulder Robot Application
➔ US limited market release

Wave 3

Platform Optionality for Innovation

Building a foundation for sustained innovation and future growth.

Innovation optionality, including:

- Additional anatomies (UKA, THA, etc.)
- Autonomous bone preparation
- Streamlined tracking
- New form factors

This acquisition unlocks substantial long-term platform optionality.

Summary of deal terms

Key Deal Terms

- €155m upfront enterprise value, which corresponds to €176m cash consideration paid to eCential Robotics shareholders at closing
- Up to €35m in contingent milestone payments

Source of Financing

- Enovis will finance the transaction with a combination of cash on hand and availability under its revolving credit facility
- Leverage is expected to be ~3x by end of 2027

Other Considerations

- The deal is expected to close by year-end 2026
- Subject to customary regulatory approvals

Highly strategic acquisition with leverage neutrality by year end 2027.

Strategic near-term investments support future growth and margin/cash expansion goals

	2027	2028	2029+
Revenue	MSD organic growth • Recon = HSD • P&R = LSD	MSD organic growth • Recon= HSD • P&R = LSD	M/HSD organic growth • Recon = HSD+/DD • P&R = LSD
aEBITDA Margin	• Minus 100bps YoY as underlying +50bps improvement offset by ~150bps eCential investment	• +50bps YoY, as underlying EGX offsets ET investments	• +100bps YoY
FCF	• ~50% conversion • +$100M FCF	• ~60% conversion	• ~70% conversion

We remain committed to above market growth and increasing FCF conversion.

Summary



- Creates comprehensive Enabling Technology ecosystem designed to improve surgical precision, streamline workflows and enhance patient outcomes.
- Supplements our talented engineering team with robotics expertise to create a Robotics Center of Excellence designed for the future.
- Enabling Technology *and* robotics will strengthen our position in the market and continue to support above market growth in Recon.
- Continued commitment to Free Cash Flow conversion, while making a strategic investment in capabilities to drive long-term growth.

enovis™

Creating Better Together™